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                                                                    Exhibit 23.2

INDEPENDENT AUDITORS' CONSENT

Computer Identics Corporation:

We consent to the incorporation by reference in Registration Statement Nos. 33-32374, 33-85508 and 33-81930 of our report dated January 28, 1994, appearing, in this Annual Report on Form 10-K of Computer Identics Corporation for the year ended December 31, 1995.


/s/ Deloitte & Touche LLP

Boston, Massachusetts
March 25, 1996